PAUL DAVID MAROTTA (CA State Bar No. 111812)
MEGAN JEANNE (CA State Bar No. 251294)
THE CORPORATE LAW GROUP
1342 ROLLINS ROAD
BURLINGAME, CA 94010
Telephone: (650) 227-8000
Facsimile: (650) 227-8001
Email: paul@tclg.com
megan@tclg.com

TRENT J. WADDOUPS
CARR & WADDOUPS
ATTORNEYS AT LAW, LLC
8 EAST BROADWAY, SUITE 609
SALT LAKE CITY, UTAH 84111
Telephone: (801) 363-0888
Facsimile: (801) 363-8512
Email: trent@cw-law.net

Attorneys for Defendant
MENTOR CAPITAL, INC., a Delaware corporation

UNITED STATES DISTRICT COURT FOR

THE DISTRICT OF UTAH

GENA GOLDEN, an individual and SUSAN GOLDEN, an individual, Plaintiffs, v. MENTOR CAPITAL, INC., a Delaware corporation, LABERTEW & ASSOCIATES, a Utah limited liability company, and MICHAEL L. LABERTEW, an individual, Defendants. MENTOR CAPITAL, INC., a Delaware corporation, Third-Party Plaintiff, v. RICHARD GOLDEN, an individual, and SCOTT VAN RIXEL, an individual, Third-Party Defendants.	CIVIL ACTION NO. 2:15-CV-00176-JNP-BCW Honorable Jill N. Parrish Magistrate Brooke C. Wells DECLARATION OF PAUL MAROTTA IN SUPPORT OF MENTOR CAPITAL, INC.'S MOTION RECONSIDERATION OF THE COURT'S ORDER GRANTING PLAINTIFFS' MOTION FOR PARTIAL SUMMARY ADJUDICATION

I, Paul Marotta, declare as follows:

1. I am one of the attorneys representing Mentor Capital, Inc. ("Mentor") in the above captioned matter. I am admitted to practice *pro hac vice* in the United States District Court for the District of Utah.

2. The matters stated herein are known to me personally, and if called and sworn as a witness I could competently testify thereto.

Testimony of Susan Golden

3. On May 3, 2017 I took the deposition of Plaintiff Susan Golden before a certified shorthand reporter.

4. Susan Golden knew of no substantial evidence that supports the claims in her complaint.

5. Attached hereto as Exhibit A is a true and correct copy of the transcript of the deposition of Plaintiff Susan Golden, and the exhibits discussed herein which were shown to Susan Golden at that deposition.

6. Susan Golden relied on her husband, Richard Golden, in making the investment in Mentor and did not research Mentor herself. [SG; 8:12-21].

7. Richard Golden did not tell Susan Golden that Mentor helped fund cannabis companies. [SG; 8:22-24].

8. Susan Golden understood Mentor was publicly traded but did not know where it was traded. [SG; 9:2-10].

9. Susan Golden knows of no evidence supporting the claim in paragraph 9 of her Second Amended Complaint that, "[Richard Golden] was affirmatively told by Chester Billingsley, the CEO of Mentor, in an email dated March 10, 2014 that the opportunity was to purchase common stock [of Mentor]." [SG; 9:23-10:11].

10. Susan Golden knows of no evidence supporting the claim in paragraph 10 of her Second Amended Complaint that, "As part of [Richard Golden's] investigation into Mentor for his

wife and daughter, Richard reviewed a 'Blanket Opinion Letter.'" [SG; 10:21-11:3].

11. Susan Golden knows of no evidence supporting the claim in paragraph 11 of her Second Amended Complaint that, "The BOL was also drafted by Billingsley." [SG; 11:4-11:10].

12. Susan Golden knows of no evidence supporting the claim in paragraph 12 of her Second Amended Complaint that, "The BOL authored by Labertew contains numerous false, inaccurate and misleading statements." [SG; 11:11-17].

13. Susan Golden knows of no evidence supporting the claim of a purportedly false statement in subparagraph 12a of the Second Amended Complaint, "That the transfer agent for Mentor was authorized to issue Mentor warrants or common shares without a restrictive legend." [SG; 11:18-24].

14. Susan Golden knows of no evidence supporting the claim of a purportedly false statement in subparagraph 12b of the Second Amended Complaint, "That such warrants or shares were subject to an exemption from," registration. [SG; 11:25-12:6].

15. Susan Golden knows of no evidence supporting the claim of a purportedly false statement in subparagraph 12c of the Second Amended Complaint, "That certain warrants and warrant series were approved by the Bankruptcy Court for [Mentor]." [SG; 12:7-14].

16. Susan Golden knows of no evidence supporting the claim of a purportedly false statement in subparagraph 12d of the Second Amended Complaint, "That Securities and Exchange Commission had issued a "No Action" letter," and is unaware of what a no action letter is [SG; 12:15-13:1].

17. Susan Golden does not contend that there are any misstatements in the BOL not identified in the Second Amended Complaint. [SG; 20:14-21].

18. Susan Golden knows of no evidence supporting the claim in paragraph 13 of her Second Amended Complaint that, "[t]he approved Plan of Reorganization provided that the warrants had to be issued," within a certain period of time unless extended, nor whether there had been such an extension. [SG; 13:2-14].

19. Susan Golden knows of no evidence supporting the claim in paragraph 14 of her Second Amended Complaint that, "In reality, any warrants and shares issued were not exempt from registration." [SG; 13:15-20].

20. Susan Golden knows of no evidence supporting the claim in paragraph 15 of her Second Amended Complaint that, "In reality, the [SEC] did not issue a 'No Action' letter." [SG; 13:21-14:4].

21. Susan Golden knows of no evidence supporting the claim in paragraph 16 of her Second Amended Complaint that, "Mentor did not issue warrants to Golden but indicated that it had already completed the conversion to shares upon receipt of the purchase funds." [SG; 14:5-10].

22. Susan Golden was not aware that her husband Richard Golden had written two checks to Scott Van Rixel for purchase of Mentor stock and never asked her husband why he was doing that. [SG; 14:13-15:2].

23. Susan Golden knows of no evidence supporting the claim in paragraph 18 of her Second Amended Complaint that, "Golden communicated directly with Mentor personnel concerning the purchase of shares including, but not limited to, Chester Billingsley." [SG; 15:3-17:5].

24. Susan Golden has never (i) spoken to Chet Billingsley, (ii) written Mr. Billingsley a letter, (iii) talked to Mr. Billingsley about buying stock, (iv) talked to Scott Van Rixel about buying stock in Mentor, or (v) communicated with anyone at Mentor Capital, including by letters or phone calls, about anything. [SG; 15:3-17:5].

25. Susan Golden only remembers trying to deposit the shares at Morgan Stanley, no other brokerage. [SG; 17:6-14].

26. Susan Golden did not have long or substantive conversations with her husband concerning depositing the Mentor stock with a brokerage, or what 'issues' there may have been. [SG; 17:15-18:8].

27. Susan Golden does not follow the price of Mentor stock and was not aware that it had closed well above the price that she paid for it in the 90 days prior to her deposition. [SG; 18:9-19:5].

28. Susan Golden was not aware that following an arbitration between Mentor and Bhang, Bhang was awarded the ability to turn the stock back in for the price paid, and she never discussed that with Scott Van Rixel of her husband Richard Golden. [SG; 19:7-19:16].

29. Susan Golden does not know for how long she was trying to deposit the Mentor stock with Morgan Stanly, has not tried to deposit the stock since 2014, and does not know where the Mentor stock certificate is. [SG; 19:17-20:6].

30. Susan Golden was not aware that Mentor had worked with her husband and son to try to help them get the stock deposited into a brokerage account. [SG; 20:7-10].

31. Susan Golden does not know about Rule 144 or the safe harbor it provides to resell stock even if restricted. [SG; 20:11-13].

32. Susan Golden knows of no evidence supporting the claim in paragraph 30 of her Second Amended Complaint that, "Golden did in fact rely upon the BOL and the representations made by Mentor in making her decision to purchase Mentor stock," and admits that she relied upon her husband. [SG; 20:22-21:13].

33. Susan Golden admits that, as far as she knows, her daughter also relied upon her husband in deciding to buy Mentor stock. [SG; 21:14-16].

34. Susan Golden knows of no evidence supporting the claim in paragraph 38 of her Second Amended Complaint that, "Defendants made numerous false and misleading statements or omission of material fact." [SG; 21:17-22:13].

35. Susan Golden knows of no evidence supporting the claim of a purportedly false statement in subparagraph 38a of the Second Amended Complaint, "That Mentor was authorized to issue Mentor warrants or common shares without a restrictive legend." [SG; 22:15-23].

36. Susan Golden knows of no evidence supporting the claim of a purportedly false

statement in subparagraph 38a of the Second Amended Complaint, "That Mentor was authorized to issue Mentor warrants or common shares without a restrictive legend." [SG; 22:15-23]. [Specifically admits nothing that she could look at to refresh].

37. Susan Golden knows of no evidence supporting the claim of a purportedly false statement in subparagraph 38b of the Second Amended Complaint, "That such warrants or shares were subject to an exemption from the registration requirements … of the Securities Act." [SG; 22:24-23:14].

38. Susan Golden knows of no evidence supporting the claim of a purportedly false statement in subparagraph 38c of the Second Amended Complaint, "That the SEC had issued a 'No Action' letter." [SG; 23:15-23].

39. Susan Golden did not recall seeing any documents relevant to this matter, including the BOL. [SG; 25:11-30:23].

40. Susan Golden was not aware that Scott Van Rixel was sending money to Mentor and that she and her daughter were to reimburse Scott Van Rixel. [SG; 30:24-31:3].

41. No one ever told Susan Golden that Mentor stock was not freely trading, though she recalls 'conversation'. [SG; 36:20-37:2].

Testimony of Gena Golden

42. On June 29, 2017 I took the deposition of Plaintiff Gena Golden before a certified shorthand reporter.

43. Attached hereto as Exhibit B is a true and correct copy of the transcript of the deposition of Plaintiff Gena Golden, and the exhibits discussed herein which were shown to Gena Golden at that deposition.

44. Gena Golden knew of no substantial evidence that supports the claims in her complaint.

45. Gena Golden agreed that it would be fair to say that the decision to invest in Mentor Capital was made by her father. [GG; 6:19-21].

46. Gena Golden does not know how many shares of Mentor Capital she owns. [GG; 9:21-23].

47. Gena Golden does not pay attention to what the trading prices of Mentor Capital stock are, did not notice that earlier in 2017 it was at $4 per share, and does not know what price she paid for the stock. [GG; 9:24-10:7].

48. Gena Golden has never spoken to Chet Billingsley. [GG; 12:8-16].

49. No brokerage told Gena Golden why they would not accept the Mentor stock. [GG; 13:18-20].

50. No brokerage told Gena Golden they would not accept the Mentor stock because of something having to do with Mentor Capital's bankruptcy. [GG; 13:21-24].

51. Gena Golden does not know who, if anyone, told her father about the possibility of purchasing freely trading Mentor common stock. [GG; 16:3-14].

52. Gena Golden does not recall getting any email from Mentor Capital or Chet Billingsley. [GG; 16:15-20].

53. Gena Golden has never seen the BOL. [GG; 17:2-4].

54. The only evidence Gena Golden has that the stock is not able to be sold is that she has not been able to deposit the stock at a brokerage. [GG; 17:10-21].

55. Gena Golden knows of no evidence supporting the claims in her complaint that anything in the BOL is untrue. [GG; 17:22-25; 18:19-21].

56. Gena Golden does not know whether there was a restrictive legend on the back of the Mentor share certificate. [GG; 18:1-3].

57. Gena Golden knows of no evidence supporting the claim in paragraph 18 of her Second Amended Complaint that, "Golden communicated directly with Mentor personnel concerning the purchase of shares including, but not limited to, Chester Billingsley." [GG; 18:13-18].

58. Gena Golden knows of no evidence that, outside the BOL, Mentor Capital said

anything to her or her family that was untrue. [GG; 18:22-25].

59. Gena Golden has never said to her father in words or substance, "Why don't we find a buyer for the Mentor stock." [GG; 19:24-20:2].

60. Gena Golden has never said to her father in words or substance, "Let's see if Mentor will repurchase the shares from us." [GG; 20:3-6].

61. Gena Golden was not aware that Mentor might have been amenable to accepting the stock certificate back and giving her money back. [GG 20:7-22].

62. Gena Golden does not recognized the address in Exhibit 14, 6515 Biscayne Boulevard. It is not her parents' home address or work address. Gena Golden's address is in Puerto Rico. [GG; 21:8-18; 4:12-19].

63. Gena Golden does not know the amount she invested in Mentor Capital stock. [GG; 22:17-25].

64. Before making the investment in Mentor, Richard Golden never said to Gena Golden in words or substance, "Gena, I'm writing a check to Scott Van Rixel because he's writing a check to Mentor," and she was not aware that was the way things happened. [GG 23:11-19].

65. Gena Golden does not know when Mentor first heard that she was a purchaser of some of its stock. [GG 23:20-22].

66. Gena Golden never discussed with her father the fact that the investment in Mentor was made through the exercise of warrants, and her father never complained to her in words or substance that, "Oh my goodness, I didn't realize we were exercising warrants to buy the Mentor stock." [GG 23:23-25:1].

67. Gena Golden had never seen the email from Chet Billingsley to Scott Van Rixel (Exhibit 6 to her deposition) dated March 10, 2014 in which Mr. Billingsley answers certain questions posed by Mr. Van Rixel. [GG 25:2-13].

68. Other than not being able to deposit the Mentor stock at a brokerage, there is nothing in this case that Gena Golden thinks Mentor did not do right. [GG 26:11-14]

69. Gena Golden agrees that it is fair to say that if she had been able to deposit the stock in a brokerage and sell it, she would not have brought this lawsuit. [GG 26:15-20].

Testimony of Richard Golden

70. On May 3, 2017 I took the deposition of Cross-Defendant Richard Golden, husband of Plaintiff Susan Golden, father of Plaintiff Gena Golden, and the person whom both Plaintiffs identified as the one who made the family decision to invest in Mentor stock [SG; 8:12-21; GG; 6:19-21], before a certified shorthand reporter.

71. Attached hereto as Exhibit C is a true and correct copy of the transcript of the deposition of Plaintiff Richard Golden, and the exhibits discussed herein which were shown to Richard Golden at that deposition.

72. At some point Richard Golden talked to Scott Van Rixel about investing in Mentor. [RG 5:23-25].

73. Richard Golden testified that there was discussion with Scott Van Rixel, "about the availability of Mentor stock as a result of the agreement between Bhang and Mentor. … Part of that agreement had the proviso for purchase of stock." [RG; 6:4-9].

74. Richard Golden saw a copy of the agreement between Bhang and Mentor around the last day of February, 2014. [RG 6:16-22].

75. Richard Golden's understanding of the provision was that, "Bhang would have the ability to purchase stock at a discount off of a specific date of what the stock was trading at." [RG 7:10-18].

76. Richard Golden knows of no evidence that any of Chet Billingsley's emails were addressed to him, Susan Golden, or Gena Golden. [RG 6:8-13].

77. Richard Golden never wrote to Chet Billingsley and say in words or substance, "Does this include me?" [RG 6:14-20].

78. Richard Golden never called Chet Billingsley and say in words or substance, "Does this include me?" [RG 6:22-25].

79. Richard Golden may have spoken to Chet Billingsley once but does not recall doing so. [RG 9:1-19].

80. Richard Golden knows of no evidence that his wife or daughter spoke to Chet Billingsley. [RG 9:20-25].

81. The email that Richard Golden saw was from Chet Billingsley to Scott Van Rixel and Richard Sellers and was first showed to him by Scott Van Rixel. [RG 10:1-7].

82. Richard Golden testified that he, "reviewed, carefully, the contract [between Bhang and Mentor] and also Addendum 1 to that contract which provided for the purchase of the stock." [RG; 10: 10-23].

83. Richard Golden incorrectly understood that 'registering' was taking the stock to a brokerage firm so the stock could be traded. [RG; 12:15-13:4; 87:1-5; 89:9-15].

84. Richard Golden does not recall seeing any restrictive legends on the back of the Mentor stock certificates. [RG; 13:5-15].

85. When asked for his understanding of the meaning of 'no-action' letter Mr. Golden testified that, "from what I understood and what I tried to glean from the [BOL] was that whatever issues there may have been with the SEC, the SEC kind of said, 'we're not going to bother you, we're not going to take any action against Mentor Capital.' That was my understanding." [RG; 13:16-24].

86. Richard Golden found out later that No-Action Letters were publically available on the SEC website, but he did not look on the SEC website for a no-action letter involving Mentor Capital. [RG; 13:25-5].

87. Richard Golden did not make any notes on the BOL, or highlight or use yellow marker to mark anything on the BOL. [RG 15:18-24].

88. Richard Golden did not review any of Mentor's bankruptcy documents, the plan of reorganization, or the disclosure documents, on Mentor's website. [RG; 15:25-16:7]

89. Richard Golden learned of the opportunity to invest in Mentor stock, "through the

agreement that was drafted by someone on behalf of Mentor and delivered to Scott and then Scott delivering it to us." [RG; 16: 8-21].

90. Richard Golden was told about the possibility of purchasing freely trading Mentor common stock, as claimed in paragraph 9 of Plaintiff's complaint, through the Bhang-Mentor agreement and emails from Chet Billingsley to Scott Van Rixel. [RG; 16:22-17:6].

91. Richard Golden's evidence that, as claimed in paragraph 9 of Plaintiff's complaint "He was affirmatively told by Chester Billingsley, the CEO of Mentor, in an email dated March 10, 2014, that the opportunity was to purchase common stock," is a single email from Chet Billingsley to Scott Van Rixel. [RG; 17:7-15].

92. Richard Golden knows of no evidence that Scott Van Rixel told anyone at Mentor that he was sharing an email to him, with his lawyer. [RG; 17:16-20].

93. Richard Golden knows of no evidence supporting the claim in paragraph 11 of Plaintiff's Complaint that, "The BOL was also drafted by Billingsley." [RG; 18:21-19:2].

94. Richard Golden's only evidence supporting the claim in paragraph 12 of Plaintiff's Complaint that, "The BOL authored by Labertew contains numerous false, inaccurate and misleading statements," is that (i) there is no no-action letter and (ii) there was, "some issue regarding the issuance of stock out of the bankruptcy that was not discussed with us." [RG; 19:3-17].

95. Richard Golden identified the only statements made by Mentor Capital, claimed to be false, and on which he claims to have relied as, "the language in Addendum Number 1 to the [Bhang] contract and the email from Chester to Scott and Bhang." [RG; 20:25-21:6].

96. Richard Golden believes that Chet Billingsley knew who he was prior to Plaintiff's investment, "Because of our representation of Bhang in review of the agreement. And he knew of Susan and Gena by virtue of the emails that were sent to him regarding the purchase of stock." [RG; 21:7-13].

97. Any such emails were represented by Richard Golden's counsel as having to have

come from Van Rixel. [RG; 21:14-22:3] But Mentor never received any such emails and Mr. Van Rixel never produced any such emails.

98. Van Rixel testified in the related Arbitration that Mr. Golden did not represent Bhang in the transaction with Mentor.

99. Richard Golden believes that the language of addendum number 1 mentioning that, "BHANG management may buy MNTR shares," included his wife Susan and daughter Gena. [RG; 22: 5-16].

100. Despite this being an important investment for his family Richard Golden did not call Chet Billingsley, opting to rely on the Bhang agreement, emails from Billingsley to Van Rixel, and the BOL. [RG; 22:17-23:6].

101. Richard Golden never said to Scott Van Rixel in words or substance that, "I'd like to talk to the CEO before we invest." [RG; 23:19-22].

102. Richard Golden claims he did not know that the investment involved exercising warrants [RG; 23:23-24:13] despite the fact that the word warrant appears in the Bhang agreement many times.

103. When Richard Golden testifies that, 'he was told,' something, he is referring to the emails from Chet Billingsley to Scott Van Rixel. [RG; 24:14-16].

104. Richard Golden's knowledge of evidence supporting the claim in paragraph 18 of Plaintiff's Second Amended Complaint that, "Golden communicated directly with Mentor personnel concerning the purchase of shares including, but not limited to, Chester Billingsley," is that he, "recall[s] that at some time we had to send information to the company. I know that we had Chester's email." But all such emails were sent long after the investment had been made, and Richard Golden admitted (i) it could have been the end of March, 2014, (ii) that they were providing the identity of the shareholders, and (iii) the information was provided, "to Chester and to Scott." [RG; 26:17-28:2].

105. For over three years, since July, 2014 Richard Golden has not tried to deposit the

Mentor stock into a brokerage account. [RG; 38:10-13].

106. Richard Golden saw that the price of Mentor stock was above $2.00. [RG; 39:11-12].

107. In all of Richard Golden's discussions with brokers, no broker ever told him that the Mentor stock was restricted, in words or substance. [RG; 39:14-17].

108. Richard Golden's understanding of, 'freely trading,' is that, "I would be able to have an account open for Susan, an account open for Gena, or that we could deposit the shares into an existing account so that the shares would be in a brokerage account and not just sitting in a drawer somewhere." [RG; 40:9-16]. This is a fundamentally flawed and inaccurate view of what, 'freely trading,' means.

109. Richard Golden's understanding of, 'registered,' is the same as 'freely trading.' [RG; 40:17-21; 41:25-42:2].

110. No broker ever told Richard Golden that, in words or substance, "there was some restriction on the stock placed by a bankruptcy court," or that, "We won't accept this [Mentor stock] because Mentor didn't timely file amended articles." [RG; 41:9-14; 123:7-11].

111. Richard Golden has no information that Mentor shareholders don't have their stock in accounts at Charles Schwab, Merrill Lynch, Wells Fargo, Scottrade, Underhill, Spencer Edwards, or BMA. [RG; 42:24-43:24].

112. When Richard Golden was doing due diligence on Mentor he did not look to see where Mentor stock was traded. [RG; 45:3-5].

113. When asked if he, "made the decision to buy the [Mentor] stock, Richard Golden testifies that he, "gave them [Susan and Gena] the advice that it seemed like a good investment." [RG; 47:20-23]

114. Richard Golden admits that neither he, nor his wife or daughter, bought the $204,750 in stock mentioned in a [misdated] March 20, 2014 letter addressed to Susan Golden but mailed to Scott Van Rixel at a Bhang address. [RG; 46:22-48:12].

115. Richard Golden admits getting the email marked as Exhibit 3 to his deposition, from Chet Billingsley to Scott Van Rixel, that says, "Please advise any that receive shares that about half of brokers will accept marijuana-related shares and about half will not. Often within the same brokerage company, there is a lack of uniformity between office to office." [RG 50:7-22].

116. Richard Golden never asked Scott Van Rixel in words or substance, "Hey, Scott, this refers to 'Mentor warrants.' What's that about?" [RG; 54:13-16].

117. Richard Golden wrote his checks to Scott Van Rixel on March 20, 2014. [RG; 54:17-55:3].

118. Richard Golden claims that he first became aware that warrants had been used after the purchase date and that warrants being used were material, [RG 55:20-56:21] despite warrants being mentioned many time in the Bhang agreement he claims to have reviewed.

119. Richard Golden was never told by a broker, in words or substance, "Whoa, if you had bought this directly from Mentor, we'd deposit it. But because it was a warrant exercise we won't." [RG; 56:22-57:1].

120. Richard Golden never called Chet Billingsley and asked, in words or substance, "If [the Mentor stock] is unrestricted, why do I have to know someone at Wells [Fargo] to get the shares deposited." [RG; 63:15-19].

121. When Richard Golden says in his Declaration Under Penalty of Perjury dated September 24, 2015, Exhibit 8 to his deposition, that, "The opportunity Billingsley described seemed ideal," he is referring to the 'opportunity' described in Addendum 1 to the Bhang Agreement. [RG; 66:20-67:13].

122. Richard Golden agrees that paragraph 5 of his Declaration Under Penalty of Perjury dated September 24, 2015, Exhibit 8 to his deposition, is untrue where it says that he, "decided to commit funds on behalf of [his] wife and daughter from their respective trusts." [RG; 67:24-68:6].

123. Richard Golden agrees that paragraph 6 of his Declaration Under Penalty of Perjury

dated September 24, 2015, Exhibit 8 to his deposition, is untrue and backward where it refers to, “my wife Gena and my daughter Susan.” [RG; 68:7-10].

124. Richard Golden agrees that paragraph 6 of his Declaration Under Penalty of Perjury dated September 24, 2015, Exhibit 8 to his deposition, is also untrue where it says that his wife and daughter *received* a confirmation, “On March 20, 2014,” since the letter was dated on that date and further since it was addressed to Scott Van Rixel’s address. [RG; 68:11-21].

125. Richard Golden admits that an, “email confirmation that he was going to buy [Mentor Stock],” was sent to Scott Van Rixel. [RG; 68:22-69:2].

126. The copy of the BOL produced by Richard Golden at his deposition is dated March 13, 2014. [RG; 72:1-74:6; Exhibit 10].

127. The only document Richard Golden had in his Mentor file before investing was the BOL. [RG; 76:4-6].

128. Richard Golden does not know whether the Bhang agreement mentions warrants, but admits he read the whole Bhang agreement. [RG 81:5-14].

129. Despite claiming that Mentor told Bhang it could identify ‘designees’ to purchase Mentor stock, Richard Golden never asked Scott Van Rixel or Chet Billingsley, “What does ‘designee’ mean?” [RG 82:3-17].

130. After Richard Golden read in the BOL that Mentor had been through a bankruptcy, he did not say to Scott Van Rixel in words or substance, “I’m not going to invest. I don’t know anything about a bankruptcy,” or, “What is this stuff about Mentor going through a bankruptcy?” [RG; 82:18-25; 91:12-16].

131. Richard Golden has no information that anything about the Mentor bankruptcy caused any of the brokers he talked to, to not deposit the Mentor stock.” [RG; 83:13-24].

132. No broker told Richard Golden that, “We won’t deposit the [Mentor] stock because there’s not a no-action letter,” or words to that effect. [RG 84:14-18; 86:6-10].

133. Richard Golden acknowledged that the BOL was directed to the Mentor Transfer

agent. [RG; 90:7-16].

134. Richard Golden testifies that he, "noticed [mention of] warrants," in the BOL but did, "not know[] that they had anything to do with the transaction between Bhang and Mentor." [RG; 90:17-22].

135. Richard Golden never asked Scott Van Rixel in words or substance, "Why does this BOL refer to warrants." [RG 91:1-4].

136. Richard Golden never discussed with Scott Van Rixel that he had gone to Mentor's website and read the BOL, or suggest to Scott Van Rixel that he read the BOL. [RG 91:5-11].

137. Richard Golden never asked Scott Van Rixel if Scott was an affiliate of Mentor, despite the BOL stating to the Transfer Agent that it had, "received sufficient confirmation that the shareholder is not … an officer, director, 10 percent shareholder … or affiliate of [Mentor]." [RG; 91:20-92:4].

138. Richard Golden has no idea if Chet Billingsley and Scott Van Rixel discussed Mentor's bankruptcy. [RG; 93:25-94:3].

139. Richard Golden has no idea if Chet Billingsley and Scott Van Rixel discussed Mentor's warrants. [RG; 94:4-7].

140. When Richard Golden read a reference to Section 3(a)(7) of the Securities Act in the BOL he did not go look that up. [RG; 95:9-11].

141. When Richard Golden read a reference to Section 1145 of the U.S. Bankruptcy Code in the BOL he did not go look that up. [RG; 95:12-14].

142. When Richard Golden read a reference to Series A, Series B, Series C, or Series D warrants in the BOL he did not wonder what the difference between Series A, Series B, Series C, and Series D warrants was. [RG; 95:24-96:9].

143. After Richard Golden read in the BOL that the transfer agent has, "confirmed that either; (1) the shareholder in question already holds validly issued warrants in one of the above Series," he never asked Scott Van Rixel in words or substance, "Do I have to be a warrant holder

to buy stock from Mentor?" [RG; 96:10-18].

144. After Richard Golden read in the BOL the requirement that, "there are warrants remaining available in the particular series that are being acquired, exercised, and converted to common shares," he never asked anyone, "Are there warrants remaining available in the series that I'm going to exercise?" [RG; 96:19-25].

145. After Richard Golden read in the BOL the requirement that the transfer agent has, "confirmed that … the shareholder has been delegated as a designee by the company," he never asked Scott Van Rixel, in words or substance, "Do I have to be delegated as a designee by the company?" [RG; 97:1-98:15].

146. After Richard Golden read in the BOL the requirement that, "The shareholder has paid to the company the proper and necessary funds for such conversion," he never said to Scott Van Rixel, in words or substance, "Scott, I'm concerned because I'm giving you money, I'm not giving Mentor money." [RG; 98:16-25].

147. After Richard Golden read in the BOL that, "This letter is intended to be relied on by you [the transfer agent], the company, and such described shareholders in issuing … shares," he never said to Scott Van Rixel, in words or substance, "Gee, Scott, this seems to be identified to the transfer agent, the company, and certain described shareholders. It might not cover me." [RG; 99:1-14].

148. Richard Golden was not concerned despite the statements that the BOL, "should not be relied on by any other person or in connection with any other transaction," that it did not apply to him. [RG; 100:8-20].

149. Richard Golden never contacted Mr. Labertew to see if the BOL applied to him. [RG; 100:21-23].

150. Richard Golden never asked Scott Van Rixel if the BOL applied to him. [RG; 100:24-101:1].

151. Richard Golden never asked anyone at Mentor if the BOL applied to him. [RG;

101:2-4].

152. After Richard Golden read in the BOL that the transfer agent needed to get, "confirmations from the company that the warrants' exercise prices have been repriced and exercise time periods extended by the company," he never asked Scott Van Rixel, in words or substance, "Why did the warrants need to be repriced and extended?" [RG; 102:7-14].

153. Before Richard Golden gave a check to Scott Van Rixel, he never asked anyone at Mentor what it meant that the warrants had to be repriced and exercise periods extended. [RG; 102:15-18].

154. Richard Golden did not ask Mr. Labertew to update his opinion as of the day Mr. Golden was reading it, despite the opinion stating that it was, "valid as of the date of this opinion." [RG; 103:12-23].

155. Richard Golden never asked Mr. Labertew if he could rely on Mr. Labertew's BOL. [RG; 103:24-104:14].

156. Richard Golden, "ha[s] no clue," concerning the risk profile for his investment accounts. [RG; 105:15-21].

157. Richard Golden does not recall whether or not the broker for the Morgan Stanley account from which the funds came to invest in Mentor gave him advice. [RG; 106:11-23].

158. Richard Golden first learned of the argument that possibly Mentor had not timely filed some Articles of Incorporation until after he was already trying to get his money back. [RG; 107:6-13].

159. Richard Golden never asked Scott Van Rixel for a prospectus on Mentor; he never looked on Mentor's website for a prospectus; and he never asked Chet Billingsley for a prospectus before he wrote a check to Scott Van Rixel. [RG; 123:19-124:7].

160. Richard Golden never asked Scott Van Rixel, "Does Mentor know that I'm part of [Scott's] team. [RG; 125:2-4].

161. Richard Golden was not aware that the money Scott Van Rixel sent Mentor was

sent by Mentor back to Bhang as part of Mentor's investment in Bhang. [RG; 125:17-126:5].

162. Before he sent Scott Van Rixel money, Richard Golden did not tell Chet Billingsley that he had read Chet's March 9th email to Scott Van Rixel, and was relying on statements made therein. [RG; 126:9-20].

163. Richard Golden has never asked Scott Van Rixel for his money back. [RG; 126:6-8].

164. Richard Golden has done nothing to mitigate damages since August, 2014. [RG; 108:11-109:6].

I declare under penalty of perjury under the laws of the State of Utah and the laws of the United States of America that the foregoing is true and correct and that this Declaration was signed by the undersigned on October 23, 2017 at Burlingame, California.

/s/ Paul Marotta
Paul Marotta

CERTIFICATE OF SERVICE

I, Megan Jeanne, counsel for the above-named Defendant, hereby certify that the foregoing was filed via this Court's Electronic Case Filing system, which will cause a copy of the this filing to be forwarded to all counsel of record.

Date: October 23, 2017

/s/ Megan Jeanne
Megan Jeanne